Supplement to the
Fidelity Advisor® Municipal Income Fund
Class A, Class T, Class C and Class I
December 30, 2016
Summary Prospectus

Reorganization. The Board of Trustees of Fidelity Advisor Series II and Fidelity Municipal Trust has unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) between Fidelity Advisor® Municipal Income Fund and Fidelity® Municipal Income Fund, a fund of Fidelity Municipal Trust.

Each fund seeks to provide a high current yield exempt from federal income tax. As a result of the proposed Reorganization, shareholders of each class of Fidelity Advisor® Municipal Income Fund would receive shares of the corresponding class of Fidelity® Municipal Income Fund.

The Agreement provides for the transfer of all of the assets and the assumption of all of the liabilities of Fidelity Advisor® Municipal Income Fund in exchange for corresponding shares of Fidelity® Municipal Income Fund equal in total value to the total value of shares of Fidelity Advisor® Municipal Income Fund. After the exchange, Fidelity Advisor® Municipal Income Fund will distribute the Fidelity® Municipal Income Fund shares to its shareholders pro rata, in liquidation of Fidelity Advisor® Municipal Income Fund. (these transactions are referred to as the “Reorganization”).

The Reorganization, which does not require shareholder approval, is expected to take place on or about March 2, 2018. The Reorganization is expected to be a tax-free transaction. This means that neither Fidelity Advisor® Municipal Income Fund nor its shareholders will recognize any gain or loss as a direct result of the Reorganization.

For more detailed information, please contact Fidelity at 1-877-208-0098.

Effective after close of business on March 24, 2017, Class T will be renamed Class M.

Effective October 1, 2017, the following information replaces similar information found in the “Fund Summary” section under the “Fee Table” heading.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the fund or certain other Fidelity® funds. More information about these and other discounts is available from your investment professional and in the "Fund Distribution" section beginning on page 27 of the prospectus. Different intermediaries may provide additional waivers or reductions of the sales charge. Please see “Sales Charge Waiver Policies Applied by Certain Intermediaries” in the “Appendix” section of the prospectus.

HIM-SUM-17-03 1.9881463.102	November 27, 2017